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CDI®

What the world needs now

Engineering & Professional Services CDI CORP. – NYSE:CDI Exhibit 99

NYSE:CDI  /  2
CAUTION CONCERNING FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995. All statements that address expectations or projections about the future, including statements about our strategies for growth and future financial results (such as revenues, pre-tax profit and tax rates), are forward-looking statements. Some of the forward-looking statements can be identified by words like "anticipates," "believes,"
"expects," "may," "will," "could," "should", intends," "plans," "estimates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-
looking statements include, but are not limited to: changes in general economic conditions and levels of capital spending by customers in the industries that we serve; deterioration of the financial and capital markets which may result in the postponement or cancellation of our customers' capital projects; competitive market pressures; our ability to maintain and grow our revenue base; the availability and cost of qualified labor; our level of success in attracting, training, and retaining qualified management personnel and other staff employees; changes in customers'
attitudes towards outsourcing; credit risks associated with our customers; changes in tax laws and other government regulations; the possibility of incurring liability for our activities, including the activities of our temporary employees;
our performance on customer contracts; adverse consequences arising out of the U.K. Office of Fair Trading investigation; and government policies or judicial decisions adverse to our businesses. More detailed information about some of these risks and uncertainties may be found in our filings with the SEC, particularly in the "Risk
Factors" section of our Form 10-K's and the "Management's Discussion and Analysis of Financial Condition and
Results of Operations" section of our Form 10-K's and Form 10-Q's. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise, except as required by law.

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Revenue & Operating Profit* – Nine Months ended 9/30/08
FOUR BUSINESS UNITS
MRI
Revenue: $177.5M
Operating Profit: $5.7M
AndersElite
CDI IT Solutions
CDI Engineering Solutions
Revenue: $169.2M
Operating Profit: $1.7M
Revenue: $461.0M
Operating Profit: $26.2M
Revenue: $57.2M
Operating Profit: $8.8M
Q3 2008 Consolidated Revenue: $583.1
ES
53.3%
ITS
19.6%
Q3 % Total Operating Profit
MRI
6.6%
Anders
20.5%
ES
61.9%
MRI
20.8%
Anders
13.4%
ITS
3.9%
* Operating profit – pre corporate allocation
Q3 % of Total Revenue

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– RESULTS BY CATEGORY
Revenue / % of Revenue Category
Professional Services
3
Staffing Services
2
Project Outsourcing
1
TOTAL REVENUE:
Q3 2008 YTD
Revenue / % of Revenue Category
Professional Services
Staffing Services
Project Outsourcing
TOTAL REVENUE:
$461.0M
$8.8M / 1.9%
$248.2M / 53.9%
$204.0M / 44.2%
CDI ENGINEERING SOLUTIONS
Provides engineering outsourcing, project management
and professional services to global clients on a worldwide
basis
–
Clients leverage CDI speed, skill and scale to achieve higher ROI utilizing skilled CDI professionals for engineering project outsourcing, design, procurement, construction management and engineering staffing
–
Offices in U.S., Canada, Mexico and Germany; Joint Ventures in Mexico
and Kuwait, and Alliances in India & China
–
Key strategy – expand higher-margin project outsourcing through organic growth and strategic acquisitions
1 Includes engineering services in which the company manages an overall project and provides a deliverable work product for the customer
2
Includes the placement of temporary professionals at a customer’s location under the supervision of the customer. This also includes managed staffing services in which the company assumes overall management of a customer’s on-site contract staffing functions
3
Includes search, recruitment and permanent placement services

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CDI ENGINEERING SOLUTIONS (cont.)
* % of ES Revenue, Q3 YTD 2008
Vertical Market Sectors Vertical Market Sectors
CDI-Process & Industrial (75.9%)*
• Chemicals, Oil, Gas, Refining, Power Generation, Alternative Energy, Nuclear also Pharmaceutical & Biotechnology
• Sample Services: Engineering, Procurement, Construction Management, Feasibility Studies & Process Consulting,
Turnaround Services
CDI-Government Services (13.4%)*
• U.S. Government Agencies & Prime Contractors
• Sample Services: Marine Design, Systems Development, Military Aviation Support
CDI-Aerospace (10.7%)*
• Commercial & Military Aerospace, Satellite / Space Systems
• Sample Services: Mechanical Design & Structural Analysis, Electronics, Technical Publications, Logistics
• Recently acquired an Aerospace Engineering firm with approximately 300 professionals (July 2008)

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Provides comprehensive support and training to develop
profitable franchise offices which form one of the largest
executive search organizations in the world
–
Approximately 800 MRINetwork®
offices in the U.S
–
Approximately 200 MRINetwork®
offices in over 35 countries
under two international master licenses
–
Delivers permanent placement in every sector of the economy
– targets mid-management $75-150/k salary range.
Additionally many MRI offices offer temporary staffing services
–
Key strategy – increase share through office and desk
expansion and improve franchise owner office economics by
adding contract staffing services to the permanent placement model of targeted franchises not yet offering it
1
Includes gross revenues from the placement of temporary exec, tech and managerial personnel at a franchise owner’s customer – working under the supervision of the customer
² Includes royalty revenue and revenue from sale of franchises
– RESULTS BY CATEGORY
Revenue / % of Revenue Category
Professional Services²
TOTAL REVENUE:
Q3 2008 YTD
– RESULTS BY CATEGORY
Revenue / % of Revenue Category
Staffing Services¹
TOTAL REVENUE:
$57.2M
$19.8M / 34.5%
$37.4M / 65.5%
MANAGEMENT RECRUITERS INTERNATIONAL

MRI FRANCHISE VALUE

- Extensive training and business plan guidance aligned with 3 phase life cycle
  - — Rapid ramp-up to solid "practice" volume
  - — Evolution from "practice" model to high volume "business" model
  - — Ensure next generation business transition
- Field office support
- Vendor leverage
- Inter-office assignment and candidate referral network
- National marketing
- Producer recognition, ranking and awards programs

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MANAGEMENT RECRUITERS INTERNATIONAL (Cont.)
Broad Base of Industries Served
8.7% TECHNOLOGY
13.8% FINANCIAL
14.3% CONSUMER PRODUCTS & SERVICES
12.9% BUSINESS SERVICES
22.6% HEALTHCARE
27.7% INDUSTRIAL
Segment
8.7% TECHNOLOGY
13.8% FINANCIAL
14.3% CONSUMER PRODUCTS & SERVICES
12.9% BUSINESS SERVICES
22.6% HEALTHCARE
27.7% INDUSTRIAL
MRI Q3 2008 PERM PLACEMENT BY INDUSTRY
% of Placements Segment
Focused on Providing Franchise Owner Value

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ANDERSELITE
1
Placement of temporary professionals at a customers’ site under the supervision of the customer
² Includes search, recruitment and permanent placement services
Meets the talent needs of U.K. and Australian construction
marketplaces
–
Provides building & construction professionals for private and government funded design and construction projects
–
Project Managers, Chartered Surveyors, Architects, Engineers, etc.
–
Offices in U.K. and Australia
–
Key strategy – leverage capital spending environment in UK and
Australia marketplace by creating strategic client relationships, improving recruiter productivity and increasing cross-border sourcing and placing of candidates
Q3 2008 YTD – RESULTS BY CATEGORY
Revenue / % of Revenue Category
TOTAL REVENUE:
$177.5M
$16.4M / 9.2%
$161.1M / 90.8%
Staffing Services¹
Professional Services²

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CDI IT SOLUTIONS
Provides information technology staffing, consulting and
project outsourcing to optimize a client’s infrastructure,
reduce overall IT costs, improve service levels and free up
capital for strategic investment
–
Provides network and systems support, help desk and call center operations, application maintenance and development and project management services as well as IT staffing and staffing program management
–
Key strategy – increase higher-margin outsourcing and professional services revenue
–
Revenue / % of Revenue Category
Staffing Services¹
TOTAL REVENUE:
$20.2M / 11.9%
Project Outsourcing²
Q3 2008 YTD  – RESULTS BY CATEGORY
Revenue / % of Revenue Category
Professional Services³
TOTAL REVENUE:
$169.2M
$0.6M / 0.4%
$148.4M / 87.7%
1
Includes the placement of temporary IT professionals at a customer location under the supervision of the customer
² Includes IT consulting and outsourcing services in which the company manages an IT function or provides program management services
³ Includes search, recruitment and permanent placement services

NYSE:CDI  /  10
CORE STRATEGIES THROUGH ECONOMIC CYCLE
CDI remains focused on 4 Core Strategic Principles that should drive CDI long-term performance through a business cycle. While remaining committed to these principles, CDI is implementing short-term mitigation actions to address the current weak economic environment
1. Continue shift of services up Value Continuum
2. Expand CDI global reach
3. Leverage capital spending cycle in CDI verticals
4. Build skill and scale in targeted high-margin verticals
CORE STRATEGIC PRINCIPLES DRIVING LONG-TERM GROWTH RECESSION CYCLE FORCES
1. Negative GDP growth creating perm placement weakness
2. Credit market turmoil creating some cap spending reduction
3. Lower oil prices delaying some alternative fuels investments
CDI PLANS
1. Investing in revenue building efforts in growth areas of economy
• Engineering Solutions
– Defense & Homeland Security
– Aerospace
– Life Sciences
– International Alternative Energy
• MRI
– Life Sciences
– Niche Finance
– Export Driven Industrial
2. Forecasting 2009 revenue based on relevant past recession experience and reducing cost base to maintain earnings
• Engineering Solutions 1980-82 and 2000-02
• MRI 1990-92 (US)
• AndersElite 1990-92 (UK)
• IT Solutions 2000-02
• AndersElite
– 2012 Olympics & Transportation Infrastructure
– Social Housing
– Australia Expansion
•
IT Solutions
– Major Account Growth
– IT Solutions

ROA ADVANTAGE: CLIENT
ROA ADVANTAGE: CDI SHAREHOLDERS
CONSULTING, PERM PLACEMENT/ ROYALTIES
ENGINEERING* & IT OUTSOURCING / PROJECT MANAGEMENT
MANAGED STAFFING
ENGINEERING STAFFING
IT STAFFING
ADMIN STAFFING**

NYSE:CDI  /  11
CORE
STRATEGIC PRINCIPLES
1. Continue shift up the Value Continuum as focus of revenue growth
*Acquired TK Engineering 7/2008
**Sold Todays Staffing 9/2007
CDI VALUE CONTINUUM CDI VALUE CONTINUUM
SERVICE OFFERINGS SERVICE OFFERINGS

GDP Growth Outpacing U.S. Growth[1]
% Change Versus Prior Year
11
10
9
8
7
6
5
4
3
2
1
2007
2008
2009
US
China
Russia
Brazil
India

Number of U.S. Undergraduate Engineering Degrees

NYSE:CDI  /  12
CORE STRATEGIC PRINCIPLES (Cont.)
2. Develop global capabilities and
international reach in order to:
– Meet clients’ global needs
– Lessen dependence on U.S. economy
– Leverage BRIC countries’ long-term demand trends
– Bridge “engineer supply” gap
1
Goldman Sachs 1/2008
2
National Science Foundation/Division of Science Resources Statistics (NSF/SRS) and the American Society for Engineering Education
30,000
35,000
40,000
45,000
50,000
55,000
60,000
65,000
70,000
75,000
80,000
1975 1980 1985 1992 1995 2000
The Engineering Gap
1992-2000²
2010 2005
ENGINEER GAP

NYSE:CDI  /  13
CORE STRATEGIC PRINCIPLES (Cont.)
Large Aerospace
Client Headquarters
(Midwest US)
CDI Center of
Excellence
Engineering & PM
Center
Cincinnati OH
CDI Thin Client
Account Team
(Midwest)
Phoenix AZ
Design Center
Montreal QC
Design Center
Bangalore India
Joint Venture
Partner
2. Develop global capabilities (continued) – Thin Client Account Team Model
–
Ensure access to worldwide engineering and IT solutions talent through alliances, JVs and offshore CDI centers (currently in Mexico, Brazil, Canada, Kuwait, Germany, China and India)
–
Increase exposure to global economy reducing dependence on U.S. business cyclicality
–
Leverage technology to link engineering centers with U.S.-based project managers
–
Utilize “Thin Client Account Team Model”

NYSE:CDI  /  14
CORE STRATEGIC PRINCIPLES (Cont.)
3. Leverage capital spending cycle in CDI vertical markets
–
Key Capital Spending Drivers:
• High oil prices through an economic cycle – threshold sustained price at or exceeding $50-60/barrel
• 5 new aircraft platforms in development
• Engineering services demand created by BRIC economies exacerbated by talent shortages
• Global warming concerns creating alternative energy engineering demand
• Homeland security spending
–
Growing BRIC economies are driving worldwide investment not only in energy but in specialty chemicals, water desalinization, mining and mineral extraction, commercial aviation and global pharmaceutical and biotechnology sectors
•
100% of Engineering Solutions Revenue $461.0
• 100% of Anders Revenue 177.5
• 100% of ITS Project Outsourcing Revenue 20.2
• 76.2% of Total CDI Revenue $658.7
CDI Q3 YTD 2008 REVENUE DRIVEN BY GLOBAL CAPEX CYCLE
PEER COMPANIES IN CAPITAL SPENDING ENVIRONMENT
Fluor (FLR)    URS (URS)    Jacobs (JEC)    Foster Wheeler (FWLT)     Shaw Group (SGR)

NYSE:CDI  /  15
CORE STRATEGIC PRINCIPLES (Cont.)
4. Build skill and scale in key high-margin growth verticals
–
Execute strategic acquisitions to broaden skill sets, client base and business development talent, particularly in:
• Aerospace
• Alternative Energy
• Government Services
–
Generate organic revenue growth through existing clients and through new client business development efforts

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VALUE PROPOSITION
Client Value
– CDI’s customers leverage our skills, speed and scale to achieve a faster and higher return on capital investment. CDI offers clients a single-source provider of best-of-breed engineering and professional services thus freeing our customers to focus on their core competencies, accelerate change and drive profitable growth
Investor Value
– Focus on higher knowledge content services that deliver higher margins with:
• Global geographic balance mitigating single market cyclicality
• Industry balance focusing on sectors with dynamic, independent growth characteristics
• Management culture focused on disciplined execution to achieve high RONA delivery
• Cash-generative business model
Looking Forward
– Despite the current economic volatility, we remain confident with our long-term strategic focus on providing high-value services to an increasingly global customer base – particularly in market segments driven by global demand for energy, the need to invest in infrastructure, aerospace and homeland security spending
– While pleased with our pipeline of future engineering projects, there are ongoing risks of project delays and cancellations due to the current credit environment and recent oil price reduction.  Additionally, staffing demand could remain soft well into 2009.
With this uncertain economic environment, business projections for 2009 are not reliable at this time.  We are confident, however, that we will be able to manage through this period with appropriate expense reductions and investments in growing economic sectors while still positioning the company for long-term growth

NYSE:CDI  /  17
2006 2007
$0MM
$60MM
2006-2007 Cash From Operations
38.8MM
56.8MM
INVESTMENT SUMMARY
A strong balance sheet and lean cost structure – over $77 million in cash at end of third quarter and no debt
Cash generative business model and available debt capacity to support organic growth, capital spending, dividends, strategic acquisitions and stock repurchase program

NYSE:CDI  /  18
INVESTMENT SUMMARY (Cont.)
Financial discipline with the objective to, over time, generate 5% operating profit margin.  Delivered 3.3% margin in the first nine months of 2008.
A business platform that provides clear market value and visibility of business segments
–
Delivers greater than 75% of revenue from higher margin, longer–cycle business
–
Manages long term client relationships at senior levels in large global clients
–
Poised to leverage long-term strength in capital spending in its key vertical industries
–
Targets pre-tax return on net assets of 20% + and will re-deploy assets unable to meet target – achieved
23.4% RONA 12/31/07

NYSE:CDI  /  19
ANALYSTS / CONTACTS
•CDI is followed by the analysts listed above. Any opinions and forecasts regarding CDI made by these analysts are theirs alone and may not represent opinions and forecasts of CDI and its managers. CDI does not, by its reference above, imply its endorsement of such information.
Analyst Coverage*
–
BMO Capital Markets – Jeffrey Silber
–
Boenning & Scattergood – William Sutherland
–
CL King – Ty Govatos
–
Goldman Sachs – David Feinberg
–
JP Morgan – Andrew Steinerman
–
Stifel Nicolaus – James Janesky
For More Information
–
Vincent Webb
–
Vice President, Investor Relations
–
215.636.1240
–
vince.webb@cdicorp.com
–
Mark Kerschner
–
Executive Vice President & Chief Financial Officer
–
215.636.1105
–
mark.kerschner@cdicorp.com

www.CDICorp.com